Exhibit (j)(1)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in the Pre-Effective Amendment to Registration Statement on Form N1-A of Pilgrim Funds Trust.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
October 24, 2001